SYMMETRY PANORAMIC TRUST

Symmetry Panoramic Alternatives Fund
Symmetry Panoramic Global Equity Fund
Symmetry Panoramic Global Fixed Income Fund
Symmetry Panoramic International Equity Fund
Symmetry Panoramic Municipal Fixed Income Fund
Symmetry Panoramic Tax Managed Global Equity Fund
Symmetry Panoramic US Equity Fund
Symmetry Panoramic US Fixed Income Fund
(collectively, the “Funds”)

Supplement dated February 14, 2019 to the currently effective Statutory Prospectus, as may be supplemented, for the Funds

This supplement provides new and additional information beyond that contained in the currently effective Statutory Prospectus listed above and should be read in conjunction with the Prospectus and Statement of Additional Information.

The following changes are made to the Funds’ Prospectus:

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In the section entitled “Additional Information About Principal Investment Strategies and Related Risks” on pages 64-65 of the Prospectus, the following information is added at the end of this section following the paragraph entitled “Cash Management Strategies” on page 65:

Borrowing

Each Fund may borrow money to the extent permitted by applicable law, including for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity, and it is not expected that the Funds will use this technique on a regular basis. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

Each Fund also may borrow money to facilitate management of a Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous, or by enabling a Fund to attain desired exposures during periods of significant anticipated inflows. It is expected that such borrowing will be repaid by the Fund promptly.  In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund’s total assets.

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In the table that appears in the section of the Prospectus entitled “Risk Factors” beginning on page 65, in the row labeled “Leveraging Risk,” a dot is added to each column except the column labeled “Alternatives.”

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In the section of the Prospectus entitled “Investments of the Underlying Funds,” the paragraph below the heading “Leveraging Risk” on page 77 is deleted in its entirety and replaced with the following:

Financial leverage refers to the use of debt to acquire assets. The Fund may use leverage through a line of credit offered by a bank or may purchase derivatives that have the effect of creating leverage. The use of leverage may exaggerate any increase or decrease in a Fund’s net asset value, causing a Fund to be more volatile. The use of leverage may increase expenses and increase the impact of a Fund’s other risks. The use of leverage may cause a Fund or Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause a Fund to be more volatile than if a Fund had not been leveraged. Additionally, for certain derivatives, such as futures, adverse changes in the value or level of the reference asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.